Ameristock Focused Value Fund

SUPPLEMENT DATED JUNE 19, 2003,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED OCTOBER 15, 2002

This supplement provides new information beyond that contained in the SAI and should be read in conjunction with such SAI.

The fourth paragraph on page 14 of the SAI under the heading “NET ASSET VALUE” is deleted in its entirety and the following language is inserted:

“For securities that are traded on NASDAQ, the NASDAQ Official Closing Price is used.  Subject to the following sentence, all non-NASDAQ equity securities that are not traded on a national securities exchange are valued at the last sale price at the close of business on the NYSE.  If a non-exchange listed security does not trade on a particular day, or if a last sales price is not available, then the mean between the closing bid and asked price will be used as long as it continues to reflect the value of the security; otherwise, the “fair value” of such security will be determined as described below.